Exhibit 99.2
INVESTOR PRESENTATION 1Q 2024 NASDAQ: ALRS

DISCLAIMERS Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Examples of forward-looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management’s long-term performance goals and the future plans and prospects of Alerus Financial Corporation. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the following: interest rate risk, including the effects of significant rate increases by the Federal Reserve since 2020; our ability to successfully manage credit risk and maintain an adequate level of allowance for credit losses; new or revised accounting standards; business and economic conditions generally and in the financial services industry, nationally and within our market areas, including high rates of inflation and possible recession; the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short-period of time that resulted in recent bank failures of those institutions; the overall health of the local and national real estate market; concentrations within our loan portfolio; the level of nonperforming assets on our balance sheet; our ability to implement our organic and acquisition growth strategies, including the integration of Metro Phoenix Bank which we acquired in 2022; the impact of economic or market conditions on our fee-based services; our ability to continue to grow our retirement and benefit services business; our ability to continue to originate a sufficient volume of residential mortgages; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools; interruptions involving our information technology and telecommunications systems or third-party servicers; potential losses incurred in connection with mortgage loan repurchases; the composition of our executive management team and our ability to attract and retain key personnel; rapid technological change in the financial services industry; increased competition in the financial services industry from non-banks such as credit unions and Fintech companies, including digital asset service providers; our ability to successfully manage liquidity risk, including our need to access higher cost sources of funds such as fed funds purchased and short-term borrowings; the concentration of large deposits from certain clients, who have balances above current Federal Deposit Insurance Corporation (“FDIC”) insurance limits; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us or to which we may become subject; potential impairment to the goodwill we recorded in connection with our past acquisitions, including the acquisition of Metro Phoenix Bank; the extensive regulatory framework that applies to us; the impact of recent and future legislative and regulatory changes, including in response to the recent bank failures; fluctuations in the values of the securities held in our securities portfolio, including as a result of changes in interest rates; governmental monetary, trade and fiscal policies; risks related to climate change and the negative impact it may have on our customers and their businesses; severe weather, natural disasters, widespread disease or pandemics; acts of war or terrorism, including the ongoing Israeli-Palestinian conflict and the Russian invasion of Ukraine, or other adverse external events; any material weaknesses in our internal control over financial reporting; changes to U.S. or state tax laws, regulations and guidance, including the 1.0% excise tax on stock buybacks by publicly traded companies; potential changes in federal policy and at regulatory agencies as a result of the upcoming 2024 presidential election; talent and labor shortages and employee turnover; our success at managing the risks involved in the foregoing items; and any other risks described in the “Risk Factors” sections of the reports filed by Alerus Financial Corporation with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Non-GAAP Financial Measures This presentation includes certain ratios and amounts that do not conform to U.S. Generally Accepted Accounting Principles, or GAAP. Management uses certain non-GAAP financial measures to evaluate financial performance and business trends from period to period and believes that disclosure of these non-GAAP financial measures will help investors, rating agencies and analysts evaluate the financial performance and condition of Alerus Financial Corporation. This presentation includes a reconciliation of each non-GAAP financial measure to the most comparable GAAP equivalent. Miscellaneous Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Alerus Financial Corporation after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information. 1

COMPANY PROFILE

Alerus is a commercial wealth bank and a national retirement plan provider

DIVERSIFIED REVENUE[1]

Last Twelve Months Ended March 31, 2024

Net Interest Income:
$86.4 million
45.2% of revenue

Noninterest Income:
$104.9 million
54.8% of revenue


Net Interest Income 45.2%
Retirement & Benefits Revenue 34.2%
Wealth Advisory Revenue 11.9%
Banking Fees & Other Revenue(2) 8.7%

RETIREMENT AND BENEFITS

Retirement

- Plan administration
- Trust and custodial offerings
- Record keeping

Benefits

- Health savings accounts
- Flexible spending accounts
- COBRA

AUA / AUM:
$ in billions


$31.9
$34.2
$36.7
$32.1
$36.7
$38.5
2019
2020
2021
2022
2023
1Q 2024

BANKING

Business Services

- Commercial and small business offerings
- Treasury Management services
- SBA & CRE Lending

Consumer Services

- Private banking
- Savings, money markets, CDs
- Mortgage services

Assets:
$ in billions


$2.4
$3.0
$3.4
$3.8
$3.9
$4.3
2019
2020
2021
2022
2023
1Q 2024

WEALTH ADVISORY

- **Financial Planning:** Retirement | Tax | Estate planning
- **Investment Management:** Managed investments | Brokerage
- **Trust and Fiduciary:** Estate Administration | Corporate Trusteeship

AUA / AUM:
$ in billions


$3.1
$3.3
$4.0
$3.6
$4.0
$4.2
2019
2020
2021
2022
2023
1Q 2024

2 |

1. Excludes net losses on investment securities of $24.6 million in 4Q 2023. See "Non-GAAP Disclosure Reconciliation."
2. Banking and other revenue consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.

41.8% 21.8% 9.5% 26.9% Market Distribution and Client Base FRANCHISE FOOTPRINT FULL-SERVICE BANKING ▪ Grand Forks, ND: 4 offices ▪ Fargo, ND: 3 offices ▪ Twin Cities, MN: 6 offices ▪ Phoenix, AZ: 2 offices RETIREMENT AND BENEFITS SERVICES ▪ Offices in Minnesota, North Dakota, Michigan, and Colorado ▪ Retirement plan service clients in all 50 states BANKING LEGEND: North Dakota Minnesota Arizona National Synergistic WEALTH ADVISORY RETIREMENT AND BENEFITS | ($ in millions) 3 | ▪ 481,000 Employer-sponsored retirement and benefit plan participants and health savings account participants ▪ 34,600 Flexible spending account and health reimbursement arrangement participants ▪ 37,600 Consumer banking clients ▪ 16,700 Commercial banking clients ▪ 8,400 Employer-sponsored retirement plans ▪ 10,800 Wealth clients 28.0% 57.4% 14.6% 74.2% 10.7% 4.1% 11.0% 9.5% 13.2% 77.3% Data as of 3/31/2024. LOANS: $2,799 DEPOSITS: $3,285 AUA / AUM: $4,243 AUA / AUM: $38,489

STRATEGIC GROWTH To supplement our organic growth, we have executed 25 acquisitions throughout the history of our company including: 15 in Banking, 10 in Retirement and Benefits 1879 2022 2019 2009 2007 2000 Began as the Bank of Grand Forks Rebranded to Alerus Expanded to Minnesota Market Expanded to Arizona Market Completed Initial Public Offering (IPO) Acquired Metro Phoenix Bank 4 | 1. Source S&P Capital IQ. 2. Excludes net losses on investment securities (after-tax) of $19.2 million in 4Q 2023. See “Non-GAAP Disclosure Reconciliation.” (2) (2) 1.08% 1.28% 1.31% KBW Regional Bank Index (Average) KBW Regional Bank Index (Top Quartile) Alerus Financial ROA(1) (5 Year History: 2019 - 2023) 9.2% 11.2% 12.5% KBW Regional Bank Index (Average) KBW Regional Bank Index (Top Quartile) Alerus Financial ROE(1) (5 Year History: 2019 - 2023)

▪ Provide secure and reliable technology that meets evolving client expectations ▪ Integrate our full product and service offerings through our fast-follower technology strategy STRATEGIC INITIATIVES One Alerus = Working Better Together to Grow ORGANIC GROWTH TALENT ACQUISITIONS STRATEGIC ACQUISITION PRODUCTIVITY AND EFFICIENCY ▪ Collaborative leadership team focused on new client acquisition, retention, and deepening relationships with existing clients ▪ Diversified business model focused on bringing value to the client through advice and specialty solutions to help clients grow ▪ Leveraging product synergies unavailable to traditional banking organizations ▪ Recruiting top talent in mid-market C&I banking and specialty niches to accelerate growth in our existing markets ▪ Jumpstart our entrance into new markets with new talent ▪ Proactively positioning ourselves as an acquirer and employer of choice ▪ Capitalize on strategic opportunities to grow in our existing markets or new markets ▪ Acquisition targets include banks and nationwide fee income companies with complementary business models, cultural similarities, and synergy and growth opportunities 5 Our Purpose Powers our Culture Do the Right Thing Lead with integrity and provide valued advice and guidance One Alerus Work together to provide purpose-driven products and services for our clients Passion for Excellence Act with accountability and sense of urgency to best serve clients and achieve exceptional results Success is Never Final Embrace opportunities to adapt and growth with our industry and our clients One Alerus Client Oriented Diversified Services Synergistic Growth Tailored Advice Technology Investment Reinvention of Processes

OFFICERS AND DIRECTORS

EXECUTIVE MANAGEMENT



KATIE LORENSON
Director, President and
Chief Executive Officer
7 years with Alerus



AL VILLALON
Executive Vice President and
Chief Financial Officer
2 years with Alerus



KARIN TAYLOR
Executive Vice President and
Chief Risk Officer and Operating Officer
6 years with Alerus



JIM COLLINS
Executive Vice President and
Chief Banking and Revenue Officer
2 years with Alerus



MISSY KENEY
Executive Vice President and
Chief Engagement Officer
19 years with Alerus



FORREST WILSON
Executive Vice President and
Chief Retirement Services Officer
Joined Alerus in 2024



JON HENDRY
Executive Vice President and
Chief Technology Officer
40 years with Alerus

BOARD OF DIRECTORS



DAN COUGHLIN
Since 2016
Chairman, Alerus Financial Corp.
Former MD & Co-Head – Fin'l Services Inv. Banking, Raymond James; Former Chairman & CEO, Howe Barnes Hoefer & Arnett



RANDY NEWMAN
Since 1987
Former President and CEO, Alerus



JANET ESTEP
Since 2021
Former President and CEO, Nacha
Former EVP, US Bank Transaction Division
Former VP, Pace Analytical Services



KEVIN LEMKE
Since 1994
President
Virtual Systems, Inc.



JOHN URIBE
Since 2023
Chief Financial Officer
Blue Cross and Blue Shield of Minnesota



GALEN VETTER
Since 2013
Former Global CFO, Franklin Templeton Investments; Former Partner-in-Charge, Upper Midwest Region, RSM



NIKKI SORUM
Since 2023
Former Head of Sales and Distribution, Thrivent
Former SVP, Private Client Group,
RBC Wealth Management



MARY ZIMMER
Since 2021
Former Director of Diverse Client Segments and Former Northern Regional President, Wells Fargo Advisors
Former Head of Intl. Wealth USA, Royal Bank of Canada U.S. Wealth Mgmt.

6

FIRST QUARTER HIGHLIGHTS Office in Excelsior, Minnesota

1Q 2024 HIGHLIGHTS Success is Never Final EPS: $0.33 Adjusted(1) $0.32 Reported NII: $22.2 million +3.1% vs. 4Q23 NIM: 2.44% Adjusted(2) +7 bps vs. 4Q23 Fee Income: $25.3 million 53.3% of revenue in 1Q 2024 1. Adjusted for nonrecurring items. See “Non-GAAP Disclosure Reconciliation.” 2. Excludes impact of Bank Term Funding Program (BTFP) trade. See “Non-GAAP Disclosure Reconciliation.” 3. Represents a non-GAAP Financial measure. See “Non-GAAP Disclosure Reconciliation.” EARNINGS BALANCE SHEET ASSET & CAPITAL STRENGTH VALUE CREATION AUA / AUM: $42.8 billion +5.0% vs. 4Q23 Loans: $2.8 billion +1.4% vs. 4Q23 Deposits: $3.3 billion +6.1% vs. 4Q23 L/D Ratio: 85% -4 bps vs 4Q23 CET1: 11.9% 6.5% “well capitalized” minimum NCO Ratio: 1 bp $58k of charge-offs ALLL: 1.31% +1 bp vs. 4Q23 TBV(3): $15.63 +$0.15 vs. 4Q23 Executed BTFP Trade Establishing strong risk-free returns $0.19 Dividend Per Share $3.8 million to shareholders Hired Forrest Wilson Retirement and Benefits executive 8 |

1Q 2024 RESULTS 1. Represents a non-GAAP Financial measure. See “Non-GAAP Disclosure Reconciliation.” Income Statement 9 | (dollars and shares in thousands, except per share data) Net Interest Income $ 22,219 $ 21,552 $ 23,658 Provision for Credit Losses — 1,507 550 Net Interest Income After Provision for Credit Losses 22,219 20,045 23,108 Noninterest Income 25,323 791 25,253 Noninterest Expense 39,019 38,654 37,869 Income Before Income Taxes 8,523 (17,818) 10,492 Income Tax Expense 2,091 (3,064) 2,306 Net Income $ 6,432 $ (14,754) $ 8,186 Per Common Share Data Earnings Per Common Share - Diluted $ 0.32 $ (0.73) $ 0.40 Adjusted Earnings Per Common Share - Diluted (1) 0.33 0.26 0.42 Diluted Average Common Shares Outstanding 19,986 19,996 20,246 Performance Ratios Return on Average Total Assets 0.63% (1.51) % 0.88 % Return on Average Tangible Common Equity (1) 9.78% (18.85) % 12.58 % Noninterest Income as a % of Revenue 53.26% 3.54% 51.63 % Net Interest Margin (Tax-Equivalent) 2.30% 2.37% 2.70 % Efficiency Ratio (1) 78.88% 165.40% 74.53 % Three months ended 2024 March 31, December 31, 2023 March 31, 2023

PERFORMANCE RATIOS 1. Represents a non-GAAP Financial measure. See “Non-GAAP Disclosure Reconciliation.” 2. Rates have been annualized. 10 | 0.92% 0.51% 0.65% 1Q 2023 4Q 2023 1Q 2024 Adjusted Return on Average Assets(1)/(2) 13.16% 8.30% 10.07% 1Q 2023 4Q 2023 1Q 2024 Adjusted Return on Average Tangible Common Equity(1)/(2) $14.50 $15.46 $15.63 1Q 2023 4Q 2023 1Q 2024 Tangible Book Value per Share(1)

$23,658 $21,552 $22,219 1Q 2023 4Q 2023 1Q 2024 Net Interest Income KEY REVENUE ITEMS 1. Banking fees and other consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income. 2. Excludes net losses on investment securities of $24.6 million in 4Q 2023. See “Non-GAAP Disclosure Reconciliation.” (1)/(2) 11 | $ in thousands $ in thousands Net Interest Income: +3.1% Linked Quarter (6.1%) Year-over-year Noninterest Income: (0.4%) Linked Quarter +0.3% Year-over-year $15,482 $15,317 $15,655 $5,194 $5,940 $6,118 $4,577 $4,177 $3,550 $25,253 $25,434 $25,323 1Q 2023 4Q 2023 1Q 2024 Noninterest Income Retirement & Benefit Services Wealth Advisory Services Banking Fees and Other

NET INTEREST INCOME $ in Thousands NIM: 2.37% 0.15% 0.20% (0.02%) (0.08%) (0.32%) 2.30% 0.14% 2.44% QUARTERLY HIGHLIGHTS ▪ Net interest income for the first quarter of 2024 increased 3.1% from the fourth quarter of 2023. ▪ Larger cash and loan balances, along with lower borrowing levels, drove net interest income higher. This was partially offset by an increase in interest expense on deposits driven by higher deposit balances. ▪ Borrowed $355.0 million from the Bank Term Funding Program (BTFP), earning 52 basis points of risk-free return resulting in $0.3 million in net interest income for the first quarter of 2024. YIELDS AND RATES NII AND NIM(1) WALK 12 | 1.26% 2.27% 2.56% 1.72% 2.99% 3.26% 1.71% 2.67% 2.91% 1Q 2023 4Q 2023 1Q 2024 Cost of Funds Cost of Total Deposits Cost of Interest Bearing Deposits Total Cost of Funds 1. Tax-equivalent net interest margin. 2. Adjusted for BTFP trade. Represents a non-GAAP Financial measure. See “Non-GAAP Disclosure Reconciliation.” Yields and rates have been annualized. 2.44% 2.70% 2.37% 2.30% 1Q 2023 4Q 2023 1Q 2024 NIM Adjusted NIM NIM (2) 2.43% 2.70% 2.48% 5.10% 5.64% 5.72% 4.31% 4.89% 5.05% 1Q 2023 4Q 2023 1Q 2024 Earning Assets Investment Securities Yield Loan Yield Earning Asset Yield (2) (2) (1)

EARNING ASSETS

MARCH 31, 2024 LOAN PORTFOLIO



1.1%
5.6%
21.8%
25.8%
4.5%
10.2%
1.5%
29.5%

LOAN PORTFOLIO CHANGES

$ in thousands

Chart Legend	Category	As of 3/31/2023	As of 12/31/2023	As of 3/31/2024	Change QoQ	Change YoY
■	Commercial and industrial	$ 553,578	$ 598,321	$ 611,695	2.2%	10.5%
■	Real estate construction	108,776	124,034	125,966	1.6%	15.8%
■	Commercial real estate (owner occupied)	254,754	271,619	285,149	5.0%	11.9%
■	Commercial real estate (non-owner occupied)	641,487	814,461	826,650	1.5%	28.9%
■	Agriculture real estate	38,082	40,832	41,149	0.8%	8.1%
■	Residential real estate first mortgage	698,002	726,879	722,151	-0.7%	3.5%
■	Residential real estate junior lien	152,281	154,134	156,882	1.8%	3.0%
■	Other revolving and installment	39,664	29,303	29,833	1.8%	-24.8%
	Total	**$ 2,486,624**	**$ 2,759,583**	**$ 2,799,475**	**1.4%**	**12.6%**

INVESTMENT PORTFOLIO



$ in thousands
Trading Securities
Municipals
Corporate Debt
Corporate ABS & CMO
Agency Non-MBS
Agency MBS
$1,019,696
13.0%
5.7%
45.4%
0.3%
35.6%
$786,464
16.5%
6.2%
41.9%
0.1%
35.3%
$768,964
0.6%
16.3%
6.4%
41.8%
0.1%
34.9%
3/31/2023
12/31/2023
3/31/2024

	3/31/2023	12/31/2023	3/31/2024
Held-to-Maturity:	30.8%	38.1%	38.0%
Available-for-Sale:	69.2%	61.9%	61.4%
Trading Securities[(1)]:	0.0%	0.0%	0.6%
% of Earning Assets:	27.8%	21.4%	18.7%
AOCI:	$(96,307)	$(73,655)	$(74,256)

QUARTERLY HIGHLIGHTS

- Total loans grew 1.4% from December 31, 2023.
- Quarter over quarter growth was driven by an increase in total CRE loans, which increased 2.2%, and an increase in C&I loans with grew 2.2%.
- Residential real estate first mortgage loans was the only loan category to decrease quarter over quarter given seasonality and focused allocation of portfolio capital.
- The investment portfolio decreased 2.2% from December 31, 2023 as portfolio runoff was used to support loan growth and to pay down borrowings.

13 | 1. Trading securities consists of mutual funds held for deferred compensation.

Chart As of As of As of Change Change Legend Category 3/31/2023 12/31/2023 3/31/2024 QoQ YoY Noninterest-bearing $ 792,977 $ 728,082 $ 692,500 -4.9% -12.7% Interest-bearing demand 817,675 840,711 938,751 11.7% 14.8% Money market and savings 1,002,701 938,527 1,013,983 8.0% 1.1% Time deposits 245,418 411,562 456,729 11.0% 86.1% HSA deposits 173,207 176,729 183,006 3.6% 5.7% Total $ 3,031,978 $ 3,095,611 $ 3,284,969 6.1% 8.3% Loan to deposits ratio 82.0% 89.1% 85.2% 21.1% 30.8% 28.6% 13.9% 5.6% DEPOSIT CHARACTERISTICS QUARTERLY HIGHLIGHTS ▪ Total deposits increased 6.1% from December 31, 2023. ▪ Expanded commercial deposit relationships, along with a seasonal inflow of public funds, helped drive the quarter over quarter growth. ▪ The Company continued to have $0 of brokered deposits as of March 31, 2024. MARCH 31, 2024 DEPOSIT PORTFOLIO (BY CATEGORY) DEPOSIT PORTFOLIO CHANGES MARCH 31, 2024 DEPOSIT PORTFOLIO (BY CLIENT SEGMENT) Synergistic(1) deposits grew +3.7% from December 31, 2023. 14 | $ in thousands IB: 78.9% Synergistic 26.9% Commercial 34.4% Consumer 29.1% Public 9.6% 1. Synergistic deposits are sourced from Retirement and Benefits Services and Wealth Advisory Services. (1) Non-IB:

BANKING SERVICES

DIVISIONAL[1] INCOME STATEMENT

$ in thousands

	1Q 2024	4Q 2023	1Q 2023
Net interest income	$ 22,219	$ 21,552	$ 23,658
Provision for loan losses	-	1,507	550
Noninterest income[2]/[3]	3,550	4,177	4,577
Total revenue	25,769	24,222	27,685
Noninterest expense	18,666	18,792	18,650
Net income before taxes:	**$ 7,103**	**$ 5,430**	**$ 9,035**

NONINTEREST INCOME BREAKDOWN

$ in thousands



$4,577
$2,559
$301
$1,717
$4,177
$2,557
$341
$1,279
$3,550
$1,491
$389
$1,670
1Q 2023
4Q 2023
1Q 2024
Mortgage
Service Charges
Other[3]

MORTGAGE HIGHLIGHTS

$ in millions



Portfolio
Sale
$78
$22
$56
$65
$7
$58
$54
$1
$53
1Q 2023
4Q 2023
1Q 2024

	1Q 2023	4Q 2023	1Q 2024
Purchase:	94.9%	96.0%	94.8%
Refinance:	5.1%	4.0%	5.2%
Fair Value Change:	$254	$(314)	$306

$ in thousands

BANKING SERVICES QUARTERLY HIGHLIGHTS

- Mortgage income increased $391 thousand quarter over quarter, primarily driven by an increase in the marked to market derivative.
- Service charges increased $48 thousand from 4Q 2023.
- Other fee income decreased $1.1 million quarter over quarter, driven by large swap fee income in 4Q 2023.

1. Includes Corporate Administration income.
2. Banking noninterest income consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
3. Excludes net losses on investment securities of $24.6 million in 4Q 2023. See "Non-GAAP Disclosure Reconciliation."

15 |

1Q 2024 4Q 2023 1Q 2023 Recurring annual income $ 12,480 $ 12,636 $ 12,739 Transactional income 3,175 2,681 2,743 Total noninterest income 15,655 15,317 15,482 Noninterest expense 14,189 13,792 13,595 Net income before taxes: $ 1,466 $ 1,525 $ 1,887 $230,498 $202,330 $195,617 $233,082 $246,037 $126,518 $153,224 $166,171 $176,729 $183,006 $136,946 $170,224 $167,796 $188,349 $160,421 $493,962 $525,778 $529,584 $598,160 $589,464 2020 2021 2022 2023 1Q 2024 Money Market HSA Other RETIREMENT AND BENEFIT SERVICES QUARTERLY HIGHLIGHTS ▪ Hired Forrest Wilson as Chief Retirement Services Officer. ▪ AUA / AUM grew 4.9% from December 31, 2023. ▪ 37% of Retirement and Benefit Services revenue is market sensitive. ▪ 52.7% of Retirement and Benefit Services synergistic deposits are indexed. DIVISIONAL(1) INCOME STATEMENT AUA / AUM AND PARTICIPANTS SYNERGISTIC DEPOSITS 16 | $ in thousands $ in millions $ in thousands $34,200 $36,733 $32,123 $36,682 $38,489 423,156 447,564 453,757 473,692 480,862 2020 2021 2022 2023 1Q 2024 AUA/AUM Participants 1. Excludes funds transfer pricing credit on synergistic deposits.

1Q 2024 4Q 2023 1Q 2023 Asset management $ 5,256 $ 4,974 $ 4,455 Brokerage 366 563 409 Insurance and advisory 496 403 330 Total noninterest income 6,118 5,940 5,194 Noninterest expense 3,750 3,773 3,362 Net income before taxes: $ 2,368 $ 2,167 $ 1,832 WEALTH ADVISORY SERVICES QUARTERLY HIGHLIGHTS ▪ Wealth advisory services revenue increased 3.0% from the fourth quarter of 2023. ▪ Synergistic deposits grew 15.8% quarter over quarter. ▪ AUA / AUM grew 5.5% during the quarter. ▪ 88.6% of Wealth Advisory Services synergistic deposits are indexed. ▪ IRA rollovers captured added $39.0 million of AUM in the first quarter of 2024. DIVISIONAL(1) INCOME STATEMENT AUA / AUM SYNERGISTIC DEPOSITS 17 | $ in thousands $ in millions $ in thousands $101,621 $143,183 $161,973 $253,384 $293,357 2020 2021 2022 2023 1Q 2024 $3,339 $4,040 $3,583 $4,019 $4,242 2020 2021 2022 2023 1Q 2024 1. Excludes funds transfer pricing credit on synergistic deposits.

NONINTEREST EXPENSE


$ in Thousands
$37,869
$4,483
$1,152
$5,324
$1,899
$25,011
$38,654
$4,973
$2,345
$5,686
$1,858
$23,792
$39,019
$4,255
$1,993
$5,345
$1,906
$25,520
1Q 2023
4Q 2023
1Q 2024
Compensation and Benefits
Occupancy and Equipment
Business Services, Software and Technology
Professional Fees and Assessments
Other(1)

Noninterest Expense: +0.9% Linked Quarter
+3.0% Year-over-year

QUARTERLY HIGHLIGHTS

- Noninterest expense increased $0.4 million, or 0.9%, over the last quarter.
- Compensation and benefits expense increased $1.7 million from the fourth quarter of 2023 primarily due to seasonality.
- Professional fees and assessments decreased $0.4 million quarter over quarter driven by an increase in corresponding activities in the prior quarter.
- Other expenses decreased $0.7 million compared to the fourth quarter of 2023 primarily driven by a one-time donation resulting in tax credits in the fourth quarter.
- Business services, software and technology expense decreased $0.3 million from the prior quarter on the back of seasonally higher contract renewals and equipment purchases in the fourth quarter.

YEAR-OVER-YEAR HIGHLIGHTS

- Noninterest expense increased $1.2 million, or 3.0%, compared to the first quarter of 2023.
- The increase was primarily driven by higher professional fees and assessments due to an increase in FDIC assessments and an increase in recruitment expenses driven by talent acquisitions in the first quarter of 2024.

1. Other noninterest expense consists of intangible amortization, marketing and business development, supplies and postage, travel, mortgage and lending, and other noninterest expense.

18 |

ASSET QUALITY AND RESERVE LEVELS HIGHLIGHTS ▪ There was no provision for credit losses in the first quarter of 2024. ▪ Net charge-offs for the quarter totaled $58 thousand. ▪ Nonperforming loans decreased 15.9% from December 31, 2023. ▪ Strong asset quality continues to be shown by exceptional credit quality metrics. NCO/ Avg Loans 0.03% (0.04%) 0.02% (0.04%) 0.01% NPA / ASSETS % RESERVES OVER NPL % RESERVES / LOANS % 19 0.17% 0.09% 0.10% 0.22% 0.17% 2020 2021 2022 2023 1Q 2024 674% 1,437% 821% 410% 498% 2020 2021 2022 2023 1Q 2024 1.73% 1.80% 1.27% 1.30% 1.31% 2020 2021 2022 2023 1Q 2024

9.2% 9.8% 11.3% 10.6% 9.9% 13.2% 15.1% 13.7% 12.1% 12.1% 2020 2021 2022 2023 1Q 2024 Tier 1 Leverage Tier 1 Capital 16.8% 18.6% 16.5% 14.8% 14.8% 2020 2021 2022 2023 1Q 2024 12.8% 14.7% 13.4% 11.8% 11.9% 2020 2021 2022 2023 1Q 2024 CAPITAL AND SOURCES OF LIQUIDITY LIQUIDITY COMMON EQUITY TIER 1 TIER 1 CAPITAL/TIER 1 LEVERAGE RATIOS TOTAL RISK BASED CAPITAL 20 $ in Thousands 8% Regulatory Capital Minimum to be considered adequately capitalized. 6% Regulatory Capital Minimum to be considered adequately capitalized. 4% Tier 1 Capital Leverage Total Assets $ 4,338,093 Cash and cash equivalents 545,772 Unencumbered Securities (at Market Value) 197,227 Total On Balance Sheet Liquidity 742,999 FHLB Borrowing Capacity 897,976 Fed Funds Lines 107,000 Brokered CD Capacity 867,619 Total Off Balance Sheet Liquidity 1,872,595 Total Liquidity as of 3/31/2024 $ 2,615,594 Total Liquidity (Ex-brokered CD Capacity) $ 1,747,975

KEY TAKEAWAYS The first quarter of the year has put Alerus on a strong path for 2024 EARNINGS BALANCE SHEET ASSET & CAPITAL STRENGTH VALUE CREATION Net interest income continues to be bolstered by our diversified business model ▪ 3.1% growth in net interest income compared to 4Q 2023 ▪ 53.3% of noninterest income to total revenue ▪ 26.9% increase in adjusted EPS (1) compared to 4Q 2023 Our strong talent acquisition and retention is continuing to payoff ▪ 6.1% increase in deposits compared to December 31, 2023 ▪ 1.4% growth in loans compared to December 31, 2023 ▪ 85.2% loan to deposit ratio Strong credit quality continues to be shown by exceptional credit quality metrics ▪ 1 bp net charge-offs to average loans and total reserves to loans of 1.31% ▪ 11.9% CET1 (5.4% over “well capitalized” 6.5% minimum) ▪ 7.88% adjusted(1) tangible common equity to tangible assets We remain focused on the long-term success of the company ▪ Continued progress in returning the company to top tier performance ▪ Executed BTFP trade to establish strong free returns ▪ $3.8 million returned to shareholders through dividends 21 | 1. Adjusted for one-time items. Represents a non-GAAP Financial measure. See “Non-GAAP Disclosure Reconciliation.”

APPENDIX Office in Downtown Minneapolis, Minnesota

DIVISIONAL INCOME STATEMENT

($ dollars in thousands)

	Quarter ended March 31, 2024				
	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 22,897	$ -	$ -	$ (678)	$ 22,219
Provision for loan losses	-	-	-	-	-
Noninterest income[1]	3,490	15,655	6,118	60	25,323
Noninterest expense	18,666	14,189	3,750	2,414	39,019
Net income before taxes	**$ 7,721**	**$ 1,466**	**$ 2,368**	**$ (3,031)**	**$ 8,523**

	Quarter ended December 31, 2023				
	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 22,234	$ -	$ -	$ (682)	$ 21,552
Provision for loan losses	1,507	-	-	-	1,507
Noninterest income[1]/[2]	4,186	15,317	5,940	(9)	25,434
Noninterest expense	18,792	13,792	3,773	2,297	38,654
Net income before taxes	**$ 6,121**	**$ 1,525**	**$ 2,167**	**$ (2,988)**	**$ 6,825**

	Quarter ended March 31, 2023				
	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 24,312	$ -	$ -	$ (654)	$ 23,658
Provision for loan losses	550	-	-	-	550
Noninterest income[1]	4,539	15,482	5,194	38	25,253
Noninterest expense	18,650	13,595	3,362	2,262	37,869
Net income before taxes	**$ 9,651**	**$ 1,887**	**$ 1,832**	**$ (2,878)**	**$ 10,492**

1. Banking noninterest income consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
2. Excludes net losses on investment securities of $24.6 million in 4Q 2023 which represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

23 |

LOAN PORTFOLIO BREAKDOWN 24 ($ in thousands) Balance Percent of Portfolio Balance Percent of Portfolio Commercial and industrial: General business $ 316,298 11.3% $ 294,149 10.7% Services 147,584 5.3% 146,318 5.3% Retail trade 79,620 2.8% 91,216 3.3% Manufacturing 68,193 2.4% 66,638 2.4% Total commercial and industrial 611,695 21.8% 598,321 21.7% Commercial real estate: Owner occupied 285,149 10.2% 271,619 9.8% Non-owner occupied Multifamily 260,609 9.3% 245,103 8.9% Office 133,284 4.8% 124,684 4.5% Industrial 103,303 3.7% 104,241 3.8% Retail 96,023 3.4% 96,578 3.5% Hotel 67,288 2.4% 80,576 2.9% Medical Office 63,775 2.3% 63,788 2.3% Medical or nursing facility 47,302 1.7% 47,625 1.7% Other commercial real estate 55,066 1.9% 51,866 1.9% Total non-owner occupied 826,650 29.5% 814,461 29.5% Construction 125,966 4.5% 124,034 4.5% Agricultural real estate 41,149 1.5% 40,832 1.5% Total commercial real estate 1,278,914 45.7% 1,250,946 45.3% Consumer Residential real estate first mortgage 722,151 25.8% 726,879 26.3% Residential real estate junior lien 156,882 5.6% 154,134 5.6% Other revolving and installment 29,833 1.1% 29,303 1.1% Total consumer 908,866 32.5% 910,316 33.0% Total loans $ 2,799,475 100.0% $ 2,759,583 100.0% March 31, 2024 December 31, 2023

0% 10% 20% 30% 40% 50% 60% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 2019 2020 2021 2022 2023 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Home Equity Lines of Credit Funded Unfunded Funded % 0% 10% 20% 30% 40% 50% 60% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 2019 2020 2021 2022 2023 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 C&I Funded Unfunded Funded % LINE OF CREDIT UTILIZATION 25 | Commercial and industrial loans includes revolving C&I loans and other loans. It excludes non-revolving C&I loans, ag production, and loans to public entities.

ALLOWANCE FOR CREDIT LOSSES ON LOANS Changes in the ACL for Loans by Portfolio Segment 1. The difference in the credit loss expense reported herein compared to the consolidated statements of income is associated with the credit loss expense of ($793) thousand related to 26 off-balance sheet credit exposure and ($6) thousand related to investment securities held-to-maturity. | ($ in thousands) Commercial Commercial and industrial $ 9,894 $ 122 $ (164) $ 123 $ 9,975 Real estate construction 6,111 (189) — — 5,922 Commercial real estate 11,897 834 (29) 11 12,713 Total commercial 27,902 767 (193) 134 28,610 Consumer Residential real estate first mortgage 6,578 63 — — 6,641 Residential real estate junior lien 1,151 (3) — — 1,148 Other revolving and installment 212 (28) (12) 13 185 Total consumer 7,941 32 (12) 13 7,974 Total $ 35,843 $ 799 $ (205) $ 147 $ 36,584 Ending Balance Three months ended March 31, 2024 Loan Charge-offs Loan Recoveries Beginning Balance Provision for Credit Losses(1)

ALLOWANCE FOR CREDIT LOSSES ON LOANS Allocation by Loan Portfolio Segment 27 ($ in thousands) Commercial and industrial $ 9,975 1.63% $ 9,894 1.65% Real estate construction 5,922 4.70% 6,111 4.93% Commercial real estate 12,713 1.10% 11,897 1.10% Residential real estate first mortgage 6,641 0.92% 6,578 0.90% Residential real estate junior lien 1,148 0.73% 1,151 0.75% Other revolving and installment 185 0.62% 212 0.72% Total loans $ 36,584 1.31% $ 35,843 1.30% to segment loans March 31, 2024 December 31, 2023 Allocated segment allowance Allowance to segment loans Allocated Allowance segment allowance Percentage of Percentage of

($ in thousands, except where otherwise noted) 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Total Assets $ 3,886,773 $ 3,832,978 $ 3,869,138 $ 3,907,713 $ 4,338,093 Total Loans 2,486,625 2,533,522 2,606,430 2,759,583 2,799,475 Total Deposits 3,031,978 2,852,855 2,872,184 3,095,611 3,284,969 Tangible Common Equity1 290,900 290,792 284,137 305,186 309,018 Net Income $ 8,186 $ 9,104 $ 9,161 $ (14,754) $ 6,432 ROAA (%) 0.88 0.96 0.95 (1.51) 0.63 ROATCE(%)1 12.58 13.71 13.51 (18.85) 9.78 Net Interest Margin (FTE) (%) 2.70 2.52 2.27 2.37 2.30 Efficiency Ratio (FTE) (%)1 74.53 72.79 73.37 165.40 78.88 Non-Int. Income/Op. Rev. (%) 51.63 53.69 58.21 3.54 53.26 Earnings per common share - diluted $ 0.40 $ 0.45 $ 0.45 $ (0.73) $ 0.32 Total Equity/Total Assets (%) 9.24 9.33 9.03 9.45 8.57 Tang. Cmn. Equity/Tang. Assets (%)1 7.62 7.72 7.47 7.94 7.23 Loans/Deposits (%) 82.01 88.81 90.75 89.15 85.22 NPLs/Loans (%) 0.09 0.10 0.35 0.32 0.26 NPAs/Assets (%) 0.05 0.07 0.23 0.22 0.17 Allowance/NPLs (%) 1,657.32 1,383.57 402.91 410.34 498.08 Allowance/Loans (%) 1.41 1.41 1.39 1.30 1.31 NCOs/Average Loans (%) 0.03 (0.07) (0.09) (0.04) 0.01 Quarterly FINANCIAL HIGHLIGHTS 28 | 1. Represents a non-GAAP financial measure. See “Non-GAAP Disclosure Reconciliation.”

FINANCIAL HIGHLIGHTS 29 | 1. Represents a non-GAAP financial measure. See “Non-GAAP Disclosure Reconciliation.” ($ in thousands, 19-'23 except where otherwise noted) 2019 2020 2021 2022 2023 CAGR Total Assets $ 2,356,878 $ 3,013,771 $ 3,392,691 $ 3,779,637 $ 3,907,713 13.5% Total Loans 1,721,279 1,979,375 1,758,020 2,443,994 2,759,583 12.5% Total Deposits 1,971,316 2,571,993 2,920,551 2,915,484 3,095,611 11.9% Tangible Common Equity1 240,008 274,043 307,663 287,330 305,186 6.2% Net Income $ 29,540 $ 44,675 $ 52,681 $ 40,005 $ 11,696 ROAA (%) 1.34 1.61 1.66 1.14 0.31 ROATCE(%)1 17.46 17.74 18.89 15.09 5.37 Net Interest Margin (FTE) (%) 3.65 3.22 2.90 3.04 2.46 Efficiency Ratio (FTE) (%)1 73.22 68.40 70.02 72.86 85.85 Non-Int. Income/Op. Rev. (%) 60.50 64.05 62.86 52.72 47.74 Earnings per common share - diluted 1.91 2.52 2.97 2.10 0.58 Total Equity/Total Assets (%) 12.12 10.96 10.59 9.44 9.45 Tang. Cmn. Equity/Tang. Assets (%)1 10.38 9.27 9.21 7.74 7.94 Loans/Deposits (%) 87.32 76.96 60.19 83.83 89.15 NPLs/Loans (%) 0.45 0.26 0.12 0.16 0.32 NPAs/Assets (%) 0.33 0.17 0.09 0.10 0.22 Allowance/NPLs (%) 305.66 674.13 1,437.05 820.93 410.34 Allowance/Loans (%) 1.39 1.73 1.80 1.27 1.30 NCOs/Average Loans (%) 0.33 0.03 (0.04) 0.02 (0.04) Annual

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except where otherwise noted)	Quarterly				
	1Q 2023	2Q 2023	3Q 2023	4Q 2023	1Q 2024
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 359,118	$ 357,685	$ 349,402	$ 369,127	$ 371,635
Less: Goodwill	47,087	47,087	46,783	46,783	46,783
Less: Other intangible assets	21,131	19,806	18,482	17,158	15,834
Tangible common equity (a)	290,900	290,792	284,137	305,186	309,018
Total assets	3,886,773	3,832,978	3,869,138	3,907,713	4,338,093
Less: Goodwill	47,087	47,087	46,783	46,783	46,783
Less: Other intangible assets	21,131	19,806	18,482	17,158	15,834
Tangible assets (b)	3,818,555	3,766,085	3,803,873	3,843,772	4,275,476
Tangible common equity to tangible assets (a)/(b)	7.62%	7.72%	7.47%	7.94%	7.23%
Adjusted Tangible common equity to tangible assets					
Tangible assets (b)	3,818,555	3,766,085	3,803,873	3,843,772	4,275,476
Less: Cash proceeds from BTFP	—	—	—	—	355,000
Adjusted tangible assets (c)	3,818,555	3,766,085	3,803,873	3,843,772	3,920,476
Tangible common equity to adjusted tangible assets (a)/(c)	7.62%	7.72%	7.47%	7.94%	7.88%
Tangible common equity per common share					
Total stockholders' equity	$ 359,118	$ 357,685	$ 349,402	$ 369,127	$ 371,635
Less: Goodwill	47,087	47,087	46,783	46,783	46,783
Less: Other intangible assets	21,131	19,806	18,482	17,158	15,834
Tangible common equity (d)	290,900	290,792	284,137	305,186	309,018
Common shares outstanding (e)	20,067	19,915	19,848	19,734	19,777
Tangible common equity per common share (d)/(e)	$ 14.50	$ 14.60	$ 14.32	$ 15.46	$ 15.63
Return on average tangible common equity					
Net income	$ 8,186	$ 9,104	$ 9,161	$ (14,754)	$ 6,432
Add: Intangible amortization expense (net of tax)	1,046	1,046	1,046	1,046	1,046
Net income, excluding intangible amortization (f)	9,232	10,150	10,207	(13,708)	7,478
Average total equity	361,857	360,216	361,735	349,382	367,248
Less: Average goodwill	47,087	47,087	46,882	46,783	46,783
Less: Average other intangible assets (net of tax)	17,209	16,153	15,109	14,067	13,018
Average tangible common equity (g)	297,561	296,976	299,744	288,532	307,447
Return on average tangible common equity (f)/(g)	12.58%	13.71%	13.51%	(18.85%)	9.78%
Efficiency ratio					
Noninterest expense	$ 37,869	$ 36,373	$ 37,260	$ 38,654	$ 39,019
Less: Intangible amortization expense	1,324	1,324	1,324	1,324	1,324
Adjusted noninterest expense (j)	36,545	35,049	35,936	37,330	37,695
Net interest income	23,658	22,234	20,395	21,552	22,219
Noninterest income	25,253	25,778	28,407	791	25,323
Tax-equivalent adjustment	124	140	180	226	247
Total tax-equivalent revenue (k)	49,035	48,152	48,982	22,569	47,789
Efficiency ratio (j)/(k)	74.53%	72.79%	73.37%	165.40%	78.88%

30

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except where otherwise noted)	Annual				
	2019	2020	2021	2022	2023
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 285,728	$ 330,163	$ 359,403	$ 356,872	$ 369,127
Less: Goodwill	27,329	30,201	31,490	47,087	46,783
Less: Other intangible assets	18,391	25,919	20,250	22,455	17,158
Tangible common equity (a)	240,008	274,043	307,663	287,330	305,186
Total assets	2,356,878	3,013,771	3,392,691	3,779,637	3,907,713
Less: Goodwill	27,329	30,201	31,490	47,087	46,783
Less: Other intangible assets	18,391	25,919	20,250	22,455	17,158
Tangible assets (b)	2,311,158	2,957,651	3,340,951	3,710,095	3,843,772
Tangible common equity to tangible assets (a)/(b)	10.38%	9.27%	9.21%	7.74%	7.94%
Tangible common equity per common share					
Total stockholders' equity	$ 285,728	$ 330,163	$ 359,403	$ 356,872	$ 369,127
Less: Goodwill	27,329	30,201	31,490	47,087	46,783
Less: Other intangible assets	18,391	25,919	20,250	22,455	17,158
Tangible common equity (c)	240,008	274,043	307,663	287,330	305,186
Common shares outstanding (d)	17,050	17,125	17,213	19,992	19,734
Tangible common equity per common share (c)/(d)	$ 14.08	$ 16.00	$ 17.87	$ 14.37	$ 15.46
Return on average tangible common equity					
Net income	$ 29,540	$ 44,675	$ 52,681	$ 40,005	$ 11,696
Add: Intangible amortization expense (net of tax)	3,224	3,129	3,460	3,756	4,184
Net income, excluding intangible amortization (e)	32,764	47,804	56,141	43,761	15,880
Average total equity	231,084	310,208	346,059	346,355	358,268
Less: Average goodwill	27,329	27,439	30,385	39,415	46,959
Less: Average other intangible assets (net of tax)	16,101	13,309	18,548	17,018	15,624
Average tangible common equity (f)	187,654	269,460	297,126	289,922	295,685
Return on average tangible common equity (e)/(f)	17.46%	17.74%	18.89%	15.09%	5.37%
Efficiency Ratio					
Noninterest expense	$ 142,537	$ 163,799	$ 168,909	$ 158,770	$ 150,157
Less: Intangible amortization expense	4,081	3,961	4,380	4,754	5,296
Adjusted noninterest expense (i)	138,456	159,838	164,529	154,016	144,861
Net interest income	74,551	83,846	87,099	99,729	87,839
Noninterest income	114,194	149,371	147,387	111,223	80,229
Tax-equivalent adjustment	347	455	492	429	671
Total tax-equivalent revenue(j)	189,092	233,672	234,978	211,381	168,739
Efficiency ratio (i)/(j)	73.22%	68.40%	70.02%	72.86%	85.85%

31

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for where otherwise noted)	Quarterly 1Q 2023	2Q 2023	3Q 2023	4Q 2023	1Q 2024	Twelve Months Ended March 31, 2024
Noninterest income excluding net Losses on investment securities as a percentage of adjusted revenue						
Noninterest income	$ 25,253	$ 25,778	$ 28,407	$ 791	$ 25,323	$ 80,299
Less: Net gains (losses) on investment securities	—	—	—	(24,643)	—	(24,643)
Noninterest income excluding net losses on investment securities (a)	25,253	25,778	28,407	25,434	25,323	104,942
Net interest income (b)	23,658	22,234	20,395	21,552	22,219	86,400
Adjusted revenue (a) + (b) = (c)	48,911	48,012	48,802	46,986	47,542	191,342
Noninterest income excluding net losses on investment securities as a percentage of adjusted revenue (a) / (c)	51.63%	53.69%	58.21%	54.13%	53.26%	54.85%
Banking revenue excluding net losses on investment securities as a percentage of adjusted revenue						
Banking fees and other income[1]	$ 4,577	$4,438	$4,531	($20,466)	$ 3,550	($7,947)
Less: Net gains (losses) on investment securities	—	—	—	(24,643)	—	(24,643)
Banking fees and other income[1] excluding net losses on investment securities (d)	4,577	4,438	4,531	4,177	3,550	16,696
Adjusted banking revenue (d) + (b) = (e)	28,235	26,672	24,926	25,729	25,769	103,096
Banking revenue excluding net losses on investment securities as a percentage of adjusted revenue (e) / (c)	57.73%	55.55%	51.08%	54.76%	54.20%	53.88%
Banking fees and other income[1] excluding net losses on investment securities as a percentage of adjusted revenue						
Banking fees and other income[1] excluding net losses on investment securities as a percentage of adjusted revenue (d) / (c)	9.36%	9.24%	9.28%	8.89%	7.47%	8.73%

($ in thousands, except for per share data and where otherwise noted)	Annual 2019	2020	2021	2022	2023	Five Year Average
Adjusted net income						
Net Income	$ 29,540	$ 44,675	$ 52,681	$ 40,005	$ 11,696	
Less: Net gains (losses) on investment securities	-	-	-	-	(19,222)	
Adjusted Net Income[2] (f)	29,540	44,675	52,681	40,005	30,918	
Adjusted return on average equity						
Average total equity (g)	231,084	310,208	346,059	346,355	358,268	
Adjusted return on average equity (f)/(g)	12.78%	14.40%	15.22%	11.55%	8.63%	12.52%
Adjusted return on average assets						
Average total assets (h)	2,211,993	2,775,140	3,178,820	3,500,655	3,817,017	
Adjusted return on average assets (f)/(h)	1.34%	1.61%	1.66%	1.14%	0.81%	1.31%

1. Banking noninterest income consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
2. Adjusted items are shown after-tax using a 22% tax rate.

32 |

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted)	Quarterly		
	1Q 2023	4Q 2023	1Q 2024
Adjusted net income			
Net Income	$ 8,186	$ (14,754)	$ 6,432
Less: Net gains (losses) on investment securities	—	(19,222)	—
Add: Minnesota Housing donation	—	195	—
Add: Severance and signing bonus expense	427	324	218
Adjusted Net Income[1] (a)	8,613	4,987	6,650
Adjusted earnings per share			
Adjusted net income (a)	$ 8,613	$ 4,987	$ 6,650
Less: Dividends and undistributed earnings allocated to participating securities	57	(209)	40
Adjusted net income available to common (b)	8,556	5,196	6,610
Diluted average common shares outstanding (c)	20,246	19,996	19,986
Adjusted earnings per share (b) / (c)	0.42	0.26	0.33
Adjusted return on average assets			
Average total assets (d)	3,791,536	3,868,206	4,139,053
Adjusted return on average assets (a)/(d)	0.92%	0.51%	0.65%
Adjusted return on average tangible common equity			
Adjusted net income (a)	$ 8,613	$ 4,987	$ 6,650
Add: Intangible amortization expense (net of tax)	1,046	1,046	1,046
Adjusted net income, excluding intangible amortization (f)	9,659	6,033	7,696
Average total equity	361,857	349,382	367,248
Less: Average goodwill	47,087	46,783	46,783
Less: Average other intangible assets (net of tax)	17,209	14,067	13,018
Average tangible common equity (g)	297,561	288,532	307,447
Adjusted return on average tangible common equity (f)/(g)	13.16%	8.30%	10.07%
Adjusted net interest margin (tax-equivalent)			
Net interest income	$ 23,658	$ 21,552	$ 22,219
Less: BTFP Cash interest income	-	-	3,615
Add: BTFP interest expense	-	-	3,266
Net interest income excluding BTFP impact (h)	23,658	21,552	21,870
Add: Tax equivalent adjustment for loans and securities (i)	124	226	247
Adjusted net interest income (h) + (i) = (j)	23,782	21,778	22,117
Average earning assets	3,567,402	3,645,184	3,921,529
Less: Average cash proceeds balance from BTFP	-	-	269,176
Adjusted interest earning assets (k)	3,567,402	3,645,184	3,652,353
Adjusted net interest margin (tax-equivalent) (j)/(k)	2.70%	2.37%	2.44%

33 |

1. Adjusted items are shown after-tax using a 22% tax rate.